UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2008

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431
(Address of principal executive offices)

(952) 887-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2008, Donaldson Company, Inc’s Board of Directors made the following officer appointments effective at the beginning of fiscal 2009:

Lowell F. Schwab, Senior Vice President, Global Operations, Mexico and Latin America
Jay L. Ward, Senior Vice President, Engine Systems and Parts
Tod E. Carpenter, Vice President, Europe and Middle East

Item 8.01.	Other Events and Regulation FD Disclosure

On April 28, 2008, Donaldson Company, Inc. issued a press release announcing that William I. Vann, Vice President, NAFTA Operations, Mexico and Latin America will retire at the end of fiscal 2008. In addition, the press release described the following officer appointments effective at the beginning of fiscal 2009:

Lowell F. Schwab, Senior Vice President, Global Operations, Mexico and Latin America
Jay L. Ward, Senior Vice President, Engine Systems and Parts
Tod E. Carpenter, Vice President, Europe and Middle East

A copy of the press release issued on April 28, 2008 is furnished herewith as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits

99.1    Press release, dated April 28, 2008, issued by Donaldson Company, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 29, 2008

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell
Name: Norman C. Linnell
Title: Vice President, General Counsel and Secretary